Exhibit 31.1

CERTIFICATION OF BILL SCHAEFER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

CERTIFICATION

I, Bill Schaefer, certify that:

1.	I have reviewed this report on Form 10-QSB/A of Legends Business Group, Inc.;

2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Legends Business Group, Inc. as of, and for, the periods presented in this quarterly report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Legends Business Group, Inc. and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Legend Business Group, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)

Evaluated the effectiveness of Legends Business Group’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)

Disclosed in this report any change in Legends Business Group’s internal control over financial reporting that occurred during Legends Business Group’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Legends Business Group’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Legends Business Group’s auditors and of Legends Business Group’s board of directors:

(a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Legends Business Group’s ability to record, process, summarize and report financial information; and

(b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in Legends Business Group’s internal control over financial reporting.

Date: December 18, 2013

By: /s/ Bill Schaefer
Bill Schaefer
Chief Executive Officer and Principal Accounting Officer